United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 14, 2022

Date of Report (Date of earliest event reported)

Aquaron Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41470	86-2760193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Madison Ave. 8th Floor New York NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 970 2181

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of one Common Stock and one Right	AQUNU	The Nasdaq Stock Market LLC
Common Stock	AQU	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth of one share of Common Stock	AQUNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated October 6, 2022 (the “Current Report”), Aquaron Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 5,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 (the “Common Stock”), and one right to receive one-fifth (1/5th) of one share of Common Stock upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000. The Company granted the underwriter a 45-day option to purchase up to 750,000 additional Units to cover over-allotments, if any.

As previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated the private placement (the “Private Placement”) with Aquaron Investments LLC of 256,250 units (the “Private Units”), at a price of $10.00 per Private Unit, generating gross proceeds of $2,562,500. The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Subsequently, on October 14, 2022, the underwriter partially exercised the over-allotment, and the closing of the issuance and sale of the additional Units the “Over-Allotment Option Units”)  occurred on October 14, 2022. The total aggregate issuance by the Company of 417,180 Units at a price of $10.00 per Unit resulted in total gross proceeds of $4,171,800. On October 14, 2022, simultaneously with the sale of the Over-Allotment Option Units, the Company consummated the private sale of an additional 12,515.40 Private Units, generating gross proceeds of $125,154. The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

A total of $54,984,377 of the net proceeds from the sale of the Units in the IPO (including the Over-Allotment Option Units) and the Private Placements on October 6, 2022 and October 14, 2022, were deposited in a trust account established for the benefit of the Company’s public stockholders. An unaudited pro forma balance sheet as of October 14, 2022, reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO (including the Over-Allotment Option Units) and the Private Placements, is included in this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited pro forma balance sheet dated October 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2022

AQUARON ACQUISITION CORP.

By:	/s/ Yi Zhou
Name:	Yi Zhou
Title:	Chief Executive Officer

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